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                                                                      EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of FedFirst Financial Corporation (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-OxleY Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                        /s/ John G. Robinson
                                        ----------------------------------------
                                        John G. Robinson
                                        President and Chief Executive Officer
                                        (Principal Executive Officer)


                                        /s/ Jamie L. Prah
                                        ----------------------------------------
                                        Jamie L. Prah
                                        Vice President
                                        (Principal Financial Officer)

Date: March 30, 2006